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                                                                   Exhibit 21.1



                             Suncoast Bancorp, Inc.


                                  Form 10-KSB


                    For Fiscal Year Ended December 31, 2000





                           Subsidiaries of Registrant
                           --------------------------

              Suncoast National Bank, incorporated under the laws
                              of the United States